Exhibit 99.2

PMA Capital Corporation
Statistical Supplement
First Quarter - 2009

Table of Contents
Page
Consolidated Highlights:
Selected Financial Data	1
Consolidated Statements of Operations - Per Share Data	2
Consolidated Statements of Operations	3
Consolidated Balance Sheets	4
Assets and Liabilities of Discontinued Operations; Selected Balance Sheet Items - Fronting Arrangements;
Rollforward of Deferred Policy Acquisition Costs - PMA Insurance Group	5
Invested Assets and Net Investment Income; Debt	6

Segment Information:
Statements of Operations - Consolidating	7 - 8
Statements of Operations - PMA Insurance Group	9
Insurance Ratios - PMA Insurance Group	10
Components of Direct Premiums Written - PMA Insurance Group	11
Statements of Operations - Fee-based Business	12
Statements of Operations - Corporate & Other	13
Statements of Operations - Discontinued Operations	14

Operating Cash Flow Information:
Operating Cash Flows - Consolidated	15
Operating Cash Flows - PMA Insurance Group	16
Operating Cash Flows - Fee-based Business	17

Statutory Financial Information:
Statutory Surplus; Statutory Financial Information - PMA Pool	18

Other Information:
Industry Ratings and Market Information	19

Legend:
NM - Not Meaningful

Operating income, which we define as GAAP net income (loss) excluding net realized investment gains and losses and the results from discontinued operations, is the financial performance measure used by our management and Board of Directors to evaluate and assess the results of our businesses.  Net realized investment activity is excluded because (i) net realized investment gains and losses are unpredictable and not necessarily indicative of current operating fundamentals or future performance of the business segments and (ii) in many instances, decisions to buy and sell securities are made at the holding company level, and such decisions result in net realized gains and losses that do not relate to the operations of the individual segments.  Operating income does not replace net income (loss) as the GAAP measure of our consolidated results of operations.  See page 1 for reconciliations of operating results by segment to GAAP net income (loss).

PMA Capital Corporation
Selected Financial Data
(Dollar Amounts in Thousands, Except Per Share Data)

	1st	2nd	3rd	4th	1st	% Change
	Quarter	Quarter	Quarter	Quarter	Quarter	1st
	2008	2008	2008	2008	2009	Quarter

Direct Premiums Written	$140,431	$99,092	$148,193	$129,713	$161,965	15.3%

Net Premiums Written	$113,783	$79,146	$123,995	$97,313	$117,978	3.7%

Revenues:
Net premiums earned	$85,596	$102,920	$97,974	$103,727	$104,930	22.6%
Claims service revenues	11,952	12,937	15,696	16,785	15,684	31.2%
Commission income	4,281	2,631	2,637	2,835	3,463	-19.1%
Net investment income	9,435	9,040	8,870	8,724	8,457	-10.4%
Net realized investment gains (losses)	3,518	(572)	(7,929)	259	749	-78.7%
Other revenues	146	2,214	125	356	176	20.5%
Total revenues	$114,928	$129,170	$117,373	$132,686	$133,459	16.1%

Major Components of Net Income (Loss):
Pre-tax operating income (loss) by segment:
PMA Insurance Group	$13,619	$11,341	$13,325	$8,428	$15,187	11.5%
Fee-based Business	2,186	1,201	1,929	1,889	2,013	-7.9%
Corporate & Other	(5,011)	(5,424)	(5,319)	(4,897)	(5,000)	0.2%
Pre-tax operating income	10,794	7,118	9,935	5,420	12,200	13.0%
Income tax expense	3,811	2,535	3,530	1,854	4,384	15.0%
After-tax operating income	6,983	4,583	6,405	3,566	7,816	11.9%
Net realized investment gains (losses) after tax	2,287	(372)	(5,154)	168	487	-78.7%
Income from continuing operations	9,270	4,211	1,251	3,734	8,303	-10.4%
Loss from discontinued operations after tax	(2,439)	(188)	(2,310)	(7,840)	(86)	96.5%
Net income (loss)	$6,831	$4,023	$(1,059)	$(4,106)	$8,217	20.3%

Diluted Earnings (Loss) Per Share:
After-tax operating income	$0.22	$0.14	$0.20	$0.11	$0.24	9.1%
Realized gains (losses) after tax	0.07	(0.01)	(0.16)	0.01	0.02	-71.4%
Income from continuing operations	0.29	0.13	0.04	0.12	0.26	-10.3%
Loss from discontinued operations after tax	(0.08)	-	(0.07)	(0.25)	-	NM
Net income (loss)	$0.21	$0.13	$(0.03)	$(0.13)	$0.26	23.8%

Capitalization:
Debt	$129,790	$129,790	$129,380	$129,380	$129,380	-0.3%
Shareholders' equity excluding FAS 115 unrealized gain (loss)	381,255	387,761	380,107	365,547	374,007	-1.9%
Total capitalization excluding FAS 115 unrealized gain (loss)	511,045	517,551	509,487	494,927	503,387	-1.5%
FAS 115 unrealized gain (loss)	2,464	(7,166)	(22,113)	(20,891)	(22,737)	NM
Total capitalization including FAS 115 unrealized gain (loss)	$513,509	$510,385	$487,374	$474,036	$480,650	-6.4%

Book Value Per Share:
Excluding FAS 115 unrealized gain (loss)	$12.00	$12.14	$11.89	$11.44	$11.61	-3.3%
Including FAS 115 unrealized gain (loss)	$12.08	$11.92	$11.20	$10.78	$10.91	-9.7%

Debt to Total Capital:
Excluding FAS 115 unrealized gain (loss)	25.4%	25.1%	25.4%	26.1%	25.7%	1.2%
Including FAS 115 unrealized gain (loss)	25.3%	25.4%	26.5%	27.3%	26.9%	6.3%

Interest Coverage:
Income from continuing operations before
interest and income taxes to interest expense	6.14	3.44	1.73	3.12	6.17	0.5%

Operating income from continuing operations before interest and income taxes to interest expense	4.87	3.65	4.63	3.03	5.87	20.5%

PMA Capital Corporation
Consolidated Statements of Operations - Per Share Data

	1st	2nd	3rd	4th	1st
	Quarter	Quarter	Quarter	Quarter	Quarter
	2008	2008	2008	2008	2009

Diluted Earnings (Loss) Per Share:

Pre-tax operating income	$0.34	$0.22	$0.31	$0.17	$0.38

After-tax operating income	$0.22	$0.14	$0.20	$0.11	$0.24

Income from continuing operations	$0.29	$0.13	$0.04	$0.12	$0.26

Loss from discontinued operations after tax	(0.08)	-	(0.07)	(0.25)	-

Net income (loss)	$0.21	$0.13	$(0.03)	$(0.13)	$0.26

Diluted weighted average common
shares outstanding	31,942,896	32,132,576	32,200,554	31,968,555	32,020,346

Dividends declared:
Class A Common Stock	$-	$-	$-	$-	$-

Actual common shares issued
and outstanding	31,765,817	31,940,651	31,965,806	31,965,806	32,211,133

Class A Common Stock prices:
High	$9.14	$10.23	$12.00	$9.47	$7.20
Low	$7.45	$8.24	$8.00	$3.46	$3.50
Close	$8.54	$9.21	$8.82	$7.08	$4.17

PMA Capital Corporation
Consolidated Statements of Operations
(Dollar Amounts in Thousands)

	1st	2nd	3rd	4th	1st	% Change
	Quarter	Quarter	Quarter	Quarter	Quarter	1st
	2008	2008	2008	2008	2009	Quarter

Gross Premiums Written	$143,541	$101,659	$151,498	$132,217	$164,070	14.3%

Net Premiums Written	$113,783	$79,146	$123,995	$97,313	$117,978	3.7%

Revenues:
Net premiums earned	$85,596	$102,920	$97,974	$103,727	$104,930	22.6%
Claims service revenues	11,952	12,937	15,696	16,785	15,684	31.2%
Commission income	4,281	2,631	2,637	2,835	3,463	-19.1%
Net investment income	9,435	9,040	8,870	8,724	8,457	-10.4%
Net realized investment gains (losses)	3,518	(572)	(7,929)	259	749	-78.7%
Other revenues	146	2,214	125	356	176	20.5%
Total revenues	114,928	129,170	117,373	132,686	133,459	16.1%

Expenses:
Losses and loss adjustment expenses	59,922	71,572	68,660	70,671	75,775	26.5%
Acquisition expenses	14,692	19,524	15,898	16,521	17,198	17.1%
Operating expenses	22,333	27,347	26,906	34,379	24,385	9.2%
Dividends to policyholders	882	1,493	1,169	2,762	646	-26.8%
Interest expense	2,787	2,688	2,734	2,674	2,506	-10.1%
Total losses and expenses	100,616	122,624	115,367	127,007	120,510	19.8%

Pre-tax income	14,312	6,546	2,006	5,679	12,949	-9.5%

Income tax expense (benefit):
Current	-	151	765	(211)	244	NM
Deferred	5,042	2,184	(10)	2,156	4,402	-12.7%

Total income tax expense	5,042	2,335	755	1,945	4,646	-7.9%

Income from continuing operations	9,270	4,211	1,251	3,734	8,303	-10.4%

Loss from discontinued operations after tax	(2,439)	(188)	(2,310)	(7,840)	(86)	96.5%

Net income (loss)	$6,831	$4,023	$(1,059)	$(4,106)	$8,217	20.3%

Pre-tax operating income from continuing operations	$10,794	$7,118	$9,935	$5,420	$12,200	13.0%

After-tax operating income from continuing operations	$6,983	$4,583	$6,405	$3,566	$7,816	11.9%

PMA Capital Corporation
Consolidated Balance Sheets
(Dollar Amounts in Thousands)

	1st	2nd	3rd	4th	1st
	Quarter	Quarter	Quarter	Quarter	Quarter
	2008	2008	2008	2008	2009

Assets:
Investments in fixed maturities available for sale	$719,570	$730,466	$701,738	$719,048	$714,202
Short-term investments	79,184	60,891	89,766	45,066	58,273
Other investments	7,752	8,009	8,247	8,127	13,832
Total investments	806,506	799,366	799,751	772,241	786,307

Cash	14,552	10,557	12,502	10,501	11,767
Accrued investment income	5,462	5,762	6,104	6,513	6,500
Premiums receivable	239,783	215,030	226,709	235,893	257,380
Reinsurance receivables	818,789	817,182	824,512	826,126	830,962
Prepaid reinsurance premiums	28,977	21,414	23,051	29,579	41,314
Deferred income taxes, net	116,342	117,983	131,132	138,514	135,496
Deferred acquisition costs	42,547	38,739	43,317	40,938	44,857
Funds held by reinsureds	44,622	46,980	49,292	51,754	54,166
Intangible assets	22,589	30,013	30,518	30,348	29,668
Other assets	106,405	116,418	142,672	116,646	119,361
Assets of discontinued operations	348,921	317,189	309,607	243,663	235,265
Total assets	$2,595,495	$2,536,633	$2,599,167	$2,502,716	$2,553,043

Liabilities:
Unpaid losses and loss adjustment expenses	$1,227,287	$1,240,224	$1,247,069	$1,242,258	$1,256,435
Unearned premiums	250,981	219,643	247,302	247,415	272,200
Debt	129,790	129,790	129,380	129,380	129,380
Accounts payable, accrued expenses
and other liabilities	191,029	193,342	247,196	216,266	219,189
Reinsurance funds held and balances payable	39,287	31,947	34,185	44,177	59,074
Dividends to policyholders	5,845	5,459	5,150	6,862	7,224
Liabilities of discontinued operations	367,557	335,633	330,891	271,702	258,271
Total liabilities	2,211,776	2,156,038	2,241,173	2,158,060	2,201,773

Shareholders' Equity:
Class A Common Stock	171,090	171,090	171,090	171,090	171,090
Additional paid-in capital	111,588	111,754	112,427	112,921	111,953
Retained earnings	143,418	145,638	144,286	140,184	143,291
Accumulated other comprehensive loss	(8,917)	(17,743)	(40,149)	(49,876)	(51,497)
Treasury stock, at cost	(33,460)	(30,144)	(29,660)	(29,663)	(23,567)
Total shareholders' equity	383,719	380,595	357,994	344,656	351,270
Total liabilities and shareholders' equity	$2,595,495	$2,536,633	$2,599,167	$2,502,716	$2,553,043

PMA Capital Corporation
Assets and Liabilities of Discontinued Operations
(Dollar Amounts in Thousands)

	1st	2nd	3rd	4th	1st
	Quarter	Quarter	Quarter	Quarter	Quarter
	2008	2008	2008	2008	2009

Assets
Investments	$186,466	$172,732	$160,240	$146,033	$137,317
Cash	10,305	726	692	1,371	85
Reinsurance receivables	144,994	136,212	134,133	94,956	93,120
Other assets	7,156	7,519	14,542	1,303	4,743
Assets of discontinued operations	$348,921	$317,189	$309,607	$243,663	$235,265

Liabilities
Unpaid losses and loss adjustment expenses	$317,165	$289,190	$281,386	$247,442	$235,568
Other liabilities	50,392	46,443	49,505	24,260	22,703
Liabilities of discontinued operations	$367,557	$335,633	$330,891	$271,702	$258,271

PMA Capital Corporation
Selected Balance Sheet Items - Fronting Arrangements
(Dollar Amounts in Thousands)

	1st	2nd	3rd	4th	1st
	Quarter	Quarter	Quarter	Quarter	Quarter
	2008	2008	2008	2008	2009

Assets
Premiums receivable	$22,714	$11,145	$8,087	$25,796	$38,833
Reinsurance receivables	37,711	42,691	44,668	47,280	50,175
Prepaid reinsurance premiums	16,956	8,513	5,020	16,048	24,884
Deferred acquisition costs	189	61	79	748	1,269
Other assets	7,285	6,234	6,315	6,723	6,818

Liabilities
Unpaid losses and loss adjustment expenses	$38,739	$44,078	$46,301	$49,494	$53,087
Unearned premiums	18,500	9,555	5,845	19,667	29,430
Reinsurance funds held and balances payable	16,510	8,047	6,126	20,965	31,237
Other liabilities	11,564	8,586	7,459	10,116	11,392

PMA Capital Corporation
Rollforward of Deferred Policy Acquisition Costs - PMA Insurance Group
(Dollar Amounts in Thousands)

	1st	2nd	3rd	4th	1st
	Quarter	Quarter	Quarter	Quarter	Quarter
	2008	2008	2008	2008	2009

Balance Sheet
Balance, beginning of period	$37,404	$42,547	$38,739	$43,317	$40,938

Policy acquisition costs deferred	19,835	15,729	20,501	14,170	21,136
Amortization of policy acquisition costs	(14,692)	(19,537)	(15,923)	(16,549)	(17,217)
Net change	5,143	(3,808)	4,578	(2,379)	3,919

Balance, end of period	$42,547	$38,739	$43,317	$40,938	$44,857

PMA Capital Corporation
Invested Assets and Net Investment Income
(Dollar Amounts in Thousands)

	1st	2nd	3rd	4th	1st
	Quarter	Quarter	Quarter	Quarter	Quarter
	2008	2008	2008	2008	2009

Total Investments & Cash
As reported	$821,058	$809,923	$812,253	$782,742	$798,074
Less:
Unrealized gain (loss) on
fixed maturities available for sale	4,024	(10,663)	(33,148)	(30,758)	(33,799)
Unrealized loss on other investments	(233)	(362)	(872)	(1,382)	(1,181)
Total adjusted investments & cash	$817,267	$820,948	$846,273	$814,882	$833,054

Net Investment Income
As reported	$9,435	$9,040	$8,870	$8,724	$8,457
Less:
Interest on funds held	(506)	(558)	(616)	(479)	(288)
Total adjusted investment income	$9,941	$9,598	$9,486	$9,203	$8,745

Yield
As reported	4.57%	4.43%	4.37%	4.38%	4.28%
Investment portfolio	4.84%	4.69%	4.55%	4.43%	4.25%

Duration (in years)	3.8	3.8	3.6	3.2	3.5

PMA Capital Corporation
Debt
(Dollar Amounts in Thousands)

		Amount
		Outstanding	Maturity
	Junior subordinated debt [1]	$64,435	2033 - 2037
	8.50% senior notes	54,900	2018
	Surplus notes [2]	10,000	2035
	4.25% convertible debt	45	2022[3]
	Total long-term debt	$129,380

[1]	Weighted average interest rate on junior subordinated debt is 5.21% as of March 31, 2009.
[2]	Interest rate on surplus notes is 5.67% as of March 31, 2009.
[3]
Holders of this debt, at their option, may require us to repurchase all or a portion of their debentures on September 30, 2010, 2012 and 2017. This debt may be converted at any time, at the holder's option, at a current price of $16.368 per share.

PMA Capital Corporation
Statements of Operations - Consolidating
Three Months Ended March 31, 2009
(Dollar Amounts in Thousands)

	PMA
	Insurance	Fee-based	Corporate
	Group	Business	& Other[1]	Consolidated

Gross Premiums Written	$164,218	$-	$(148)	$164,070

Net Premiums Written	$118,126	$-	$(148)	$117,978

Revenues:
Net premiums earned	$105,078	$-	$(148)	$104,930
Claims service revenues	-	15,995	(311)	15,684
Commission income	-	3,475	(12)	3,463
Net investment income	8,466	86	(95)	8,457
Other revenues	-	170	6	176
Total operating revenues	113,544	19,726	(560)	132,710

Losses and Expenses:
Losses and loss adjustment expenses	75,775	-	-	75,775
Acquisition expenses	17,217	-	(19)	17,198
Operating expenses	4,559	17,713	2,113	24,385
Dividends to policyholders	646	-	-	646
Total losses and expenses	98,197	17,713	2,094	118,004

Operating income (loss) before income taxes
and interest expense	15,347	2,013	(2,654)	14,706

Interest expense	160	-	2,346	2,506

Pre-tax operating income (loss)	$15,187	$2,013	$(5,000)	12,200

Net realized investment gains				749

Pre-tax income				$12,949

[1]	Corporate & Other includes the effect of eliminating transactions between the operating segments.

PMA Capital Corporation
Statements of Operations - Consolidating
Three Months Ended March 31, 2008
(Dollar Amounts in Thousands)

	PMA
	Insurance	Fee-based	Corporate
	Group	Business	& Other[1]	Consolidated

Gross Premiums Written	$143,663	$-	$(122)	$143,541

Net Premiums Written	$113,905	$-	$(122)	$113,783

Revenues:
Net premiums earned	$85,718	$-	$(122)	$85,596
Claims service revenues	-	12,108	(156)	11,952
Commission income	-	4,281	-	4,281
Net investment income	9,099	161	175	9,435
Other revenues	-	102	44	146
Total operating revenues	94,817	16,652	(59)	111,410

Losses and Expenses:
Losses and loss adjustment expenses	59,922	-	-	59,922
Acquisition expenses	14,692	-	-	14,692
Operating expenses	5,488	14,466	2,379	22,333
Dividends to policyholders	882	-	-	882
Total losses and expenses	80,984	14,466	2,379	97,829

Operating income (loss) before income taxes
and interest expense	13,833	2,186	(2,438)	13,581

Interest expense	214	-	2,573	2,787

Pre-tax operating income (loss)	$13,619	$2,186	$(5,011)	10,794

Net realized investment gains				3,518

Pre-tax income				$14,312

[1]	Corporate & Other includes the effect of eliminating transactions between the operating segments.

PMA Capital Corporation
Statements of Operations - PMA Insurance Group
(Dollar Amounts in Thousands)

	1st	2nd	3rd	4th	1st	% Change
	Quarter	Quarter	Quarter	Quarter	Quarter	1st
	2008	2008	2008	2008	2009	Quarter

Gross Premiums Written	$143,663	$101,786	$151,620	$132,340	$164,218	14.3%

Net Premiums Written	$113,905	$79,273	$124,117	$97,436	$118,126	3.7%

Revenues:
Net premiums earned	$85,718	$103,047	$98,096	$103,850	$105,078	22.6%
Net investment income	9,099	8,943	8,776	8,613	8,466	-7.0%
Other revenues	-	2,120	-	18	-	NM
Total operating revenues	94,817	114,110	106,872	112,481	113,544	19.8%

Losses and Expenses:
Losses and loss adjustment expenses	59,922	71,572	68,660	70,671	75,775	26.5%
Acquisition expenses	14,692	19,537	15,923	16,549	17,217	17.2%
Operating expenses	5,488	9,979	7,604	13,875	4,559	-16.9%
Dividends to policyholders	882	1,493	1,169	2,762	646	-26.8%
Total losses and expenses	80,984	102,581	93,356	103,857	98,197	21.3%

Operating income before income taxes
and interest expense	13,833	11,529	13,516	8,624	15,347	10.9%

Interest expense	214	188	191	196	160	-25.2%

Pre-tax operating income	$13,619	$11,341	$13,325	$8,428	$15,187	11.5%

PMA Capital Corporation
Insurance Ratios - PMA Insurance Group

	1st	2nd	3rd	4th	1st	Point Chg.
	Quarter	Quarter	Quarter	Quarter	Quarter	1st Quarter
	2008	2008	2008	2008	2009	Better (Worse)

Ratios - GAAP Basis:

Loss and LAE ratio	69.9%	69.4%	70.0%	68.1%	72.1%	(2.2)

Expense ratio:
Acquisition expenses	17.1%	19.0%	16.2%	15.9%	16.4%	0.7
Operating expenses	6.5%	9.7%	7.8%	13.3%	4.4%	2.1
Total expense ratio	23.6%	28.7%	24.0%	29.2%	20.8%	2.8

Policyholders' dividend ratio	1.0%	1.4%	1.2%	2.7%	0.6%	0.4
Combined ratio	94.5%	99.5%	95.2%	100.0%	93.5%	1.0

Net investment income ratio	-10.6%	-8.7%	-8.9%	-8.3%	-8.1%	(2.5)
Operating ratio	83.9%	90.8%	86.3%	91.7%	85.4%	(1.5)

PMA Capital Corporation
Components of Direct Premiums Written - PMA Insurance Group
(Dollar Amounts in Thousands)

	1st	2nd	3rd	4th	Twelve
	Quarter	Quarter	Quarter	Quarter	Months
	2007	2007	2007	2007	2007

Direct premium production	$143,389	$96,316	$137,144	$83,103	$459,952
Fronting premiums	18,401	14,936	13,707	12,796	59,840
Premium adjustments	(859)	(134)	(4,149)	(4,327)	(9,469)
Direct premiums written	$160,931	$111,118	$146,702	$91,572	$510,323

	1st	2nd	3rd	4th	Twelve
	Quarter	Quarter	Quarter	Quarter	Months
	2008	2008	2008	2008	2008

Direct premium production	$146,608	$96,736	$150,547	$112,296	$506,187
Fronting premiums	8,143	2,113	2,776	21,800	34,832
Premium adjustments	(14,198)	370	(5,008)	(4,261)	(23,097)
Direct premiums written	$140,553	$99,219	$148,315	$129,835	$517,922

	1st
	Quarter
	2009

Direct premium production	$147,367
Fronting premiums	19,622
Premium adjustments	(4,876)
Direct premiums written	$162,113

PMA Capital Corporation
Statements of Operations - Fee-based Business [1]
(Dollar Amounts in Thousands)

	1st	2nd	3rd	4th	1st	% Change
	Quarter	Quarter	Quarter	Quarter	Quarter	1st
	2008	2008	2008	2008	2009	Quarter

Revenues:
Claims service revenues	$12,108	$13,213	$15,951	$17,029	$15,995	32.1%
Commission income	4,281	2,644	2,662	2,848	3,475	-18.8%
Net investment income	161	118	118	143	86	-46.6%
Other revenues	102	82	91	59	170	66.7%
Total operating revenues	16,652	16,057	18,822	20,079	19,726	18.5%

Expenses:
Operating expenses	14,466	14,856	16,893	18,190	17,713	22.4%
Total expenses	14,466	14,856	16,893	18,190	17,713	22.4%

Pre-tax operating income	$2,186	$1,201	$1,929	$1,889	$2,013	-7.9%

[1]	Beginning in the third quarter of 2008, the operating results for this segment also include those of PMA Management Corp. of New England, which was acquired by the Company on June 30, 2008.

PMA Capital Corporation
Statements of Operations - Corporate & Other
(Dollar Amounts in Thousands)

	1st	2nd	3rd	4th	1st	% Change
	Quarter	Quarter	Quarter	Quarter	Quarter	1st
	2008	2008	2008	2008	2009	Quarter

Gross Premiums Written	$(122)	$(127)	$(122)	$(123)	$(148)	-21.3%

Net Premiums Written	$(122)	$(127)	$(122)	$(123)	$(148)	-21.3%

Revenues:
Net premiums earned	$(122)	$(127)	$(122)	$(123)	$(148)	-21.3%
Claims service revenues	(156)	(276)	(255)	(244)	(311)	-99.4%
Commission income	-	(13)	(25)	(13)	(12)	NM
Net investment income	175	(21)	(24)	(32)	(95)	NM
Other revenues	44	12	34	279	6	-86.4%
Total operating revenues	(59)	(425)	(392)	(133)	(560)	NM

Expenses:
Acquisition expenses	-	(13)	(25)	(28)	(19)	NM
Operating expenses	2,379	2,512	2,409	2,314	2,113	-11.2%
Total expenses	2,379	2,499	2,384	2,286	2,094	-12.0%

Operating loss before income taxes
and interest expense	(2,438)	(2,924)	(2,776)	(2,419)	(2,654)	-8.9%

Interest expense	2,573	2,500	2,543	2,478	2,346	-8.8%

Pre-tax operating loss	$(5,011)	$(5,424)	$(5,319)	$(4,897)	$(5,000)	0.2%

PMA Capital Corporation
Statements of Operations - Discontinued Operations
(Dollar Amounts in Thousands)

	1st	2nd	3rd	4th	1st	% Change
	Quarter	Quarter	Quarter	Quarter	Quarter	1st
	2008	2008	2008	2008	2009	Quarter

Gross Premiums Written	$2,331	$(214)	$417	$3	$466	-80.0%

Net Premiums Written	$2,439	$(227)	$167	$2	$(87)	NM

Revenues:
Net premiums earned	$1,026	$11	$517	$145	$617	-39.9%
Net investment income	128	(451)	(663)	1,546	(878)	NM
Total operating revenues	1,154	(440)	(146)	1,691	(261)	NM

Losses and Expenses:
Losses and loss adjustment expenses	9,280	550	10,201	4,226	129	-98.6%
Acquisition expenses	85	168	(146)	339	1,199	NM
Operating expenses	2,782	1,952	2,054	2,228	2,577	-7.4%
Impairment charge / valuation adjustment	(6,480)	(3,550)	(8,594)	8,722	(4,387)	32.3%
Total losses and expenses	5,667	(880)	3,515	15,515	(482)	NM

Pre-tax operating income (loss) from discontinued operations	(4,513)	440	(3,661)	(13,824)	221	NM

Income tax expense (benefit)	(1,580)	154	(1,281)	(4,838)	77	NM

After-tax operating income (loss) from discontinued operations	(2,933)	286	(2,380)	(8,986)	144	NM

Realized gains (losses) after tax	494	(474)	70	1,146	(230)	NM

Loss from discontinued operations	$(2,439)	$(188)	$(2,310)	$(7,840)	$(86)	96.5%

Note: The net results from discontinued operations are reported as a separate line item below "Income from continuing operations" in the consolidated statements of operations.

PMA Capital Corporation
Operating Cash Flows - Consolidated
(Dollar Amounts in Thousands)

	1st	2nd	3rd	4th	1st
	Quarter	Quarter	Quarter	Quarter	Quarter
	2008	2008	2008	2008	2009

Receipts:
Premiums collected	$93,222	$94,883	$112,274	$96,678	$109,089
Claims service, commissions and other revenues	14,097	16,180	22,643	16,251	22,276
Investment income received	10,623	9,418	9,688	9,172	9,789
Total receipts	117,942	120,481	144,605	122,101	141,154

Disbursements:
Losses and LAE paid:
Losses and LAE paid - current year	4,991	17,075	25,618	30,952	5,265
Losses and LAE paid - prior years	61,577	54,638	46,851	41,207	61,152
Total losses and LAE paid	66,568	71,713	72,469	72,159	66,417
Operating expenses paid	44,966	43,369	43,785	37,866	46,907
Commissions and premiums paid	922	2,117	3,387	580	1,680
Policyholders' dividends paid	1,138	1,882	1,663	1,592	863
Interest on corporate debt	2,926	2,680	2,700	2,645	2,526
Total disbursements	116,520	121,761	124,004	114,842	118,393

Net other	(5,637)	12,080	(6,158)	(691)	(629)

Net operating cash flows from continuing operations	(4,215)	10,800	14,443	6,568	22,132
Net operating cash flows from discontinued operations	(31,345)	(23,228)	(13,236)	(20,948)	(14,742)
Net operating cash flows	$(35,560)	$(12,428)	$1,207	$(14,380)	$7,390

PMA Capital Corporation
Operating Cash Flows - PMA Insurance Group
(Dollar Amounts in Thousands)

	1st	2nd	3rd	4th	1st
	Quarter	Quarter	Quarter	Quarter	Quarter
	2008	2008	2008	2008	2009

Receipts:
Premiums collected	$93,222	$94,883	$112,274	$96,678	$109,089
Investment income received	10,462	9,300	9,570	9,029	9,703
Total receipts	103,684	104,183	121,844	105,707	118,792

Disbursements:
Losses and LAE paid:
Losses and LAE paid - current year	4,991	17,075	25,618	30,952	5,265
Losses and LAE paid - prior years	61,577	54,638	46,851	41,207	61,152
Total losses and LAE paid	66,568	71,713	72,469	72,159	66,417
Operating expenses paid	32,454	28,756	26,531	23,391	30,060
Policyholders' dividends paid	1,138	1,882	1,663	1,592	863
Interest on corporate debt	245	186	192	185	194
Total disbursements	100,405	102,537	100,855	97,327	97,534

Net other	(3,412)	10,964	(6,659)	(18,635)	(1,205)

Net operating cash flows	$(133)	$12,610	$14,330	$(10,255)	$20,053

PMA Capital Corporation
Operating Cash Flows - Fee-based Business [1]
(Dollar Amounts in Thousands)

	1st	2nd	3rd	4th	1st
	Quarter	Quarter	Quarter	Quarter	Quarter
	2008	2008	2008	2008	2009

Receipts:
Claims service, commissions and other revenues	$14,097	$16,180	$22,643	$16,251	$22,276
Investment income received	161	118	118	143	86
Total receipts	14,258	16,298	22,761	16,394	22,362

Disbursements:
Operating expenses paid	12,512	14,613	17,254	14,475	16,847
Commissions and premiums paid	922	2,117	3,387	580	1,680
Total disbursements	13,434	16,730	20,641	15,055	18,527

Net other	977	(3,003)	970	3,850	(242)

Net operating cash flows	$1,801	$(3,435)	$3,090	$5,189	$3,593

[1]	Beginning in the third quarter of 2008, the operating cash flows for this segment also include those of PMA Management Corp. of New England, which was acquired by the Company on June 30, 2008.

PMA Capital Corporation
Statutory Surplus
(Dollar Amounts in Thousands)

	1st	2nd	3rd	4th	1st
	Quarter	Quarter	Quarter	Quarter	Quarter
	2008	2008	2008	2008	2009[1]

PMA Pool [2]	$343,582	$352,096	$336,368	$332,915	$337,495
PMA Capital Insurance Company	41,099	37,838	26,143	34,468	29,252

PMA Capital Corporation
Statutory Financial Information - PMA Pool [2]
(Dollar Amounts in Thousands)

	1st	2nd	3rd	4th	1st
	Quarter	Quarter	Quarter	Quarter	Quarter
	2008	2008	2008	2008	2009[1]

Net Premiums Written:
Workers' Compensation	$103,018	$71,998	$107,446	$87,722	$101,891
Other Commercial Lines	10,805	9,079	8,692	8,154	13,487
Total - PMA Pool	$113,823	$81,077	$116,138	$95,876	$115,378

Statutory Ratios:
Loss and LAE ratio	69.6%	69.5%	69.4%	67.7%	71.6%
Underwriting expense ratio	20.3%	32.1%	22.1%	26.9%	21.1%
Policyholders' dividend ratio	1.4%	1.5%	1.4%	3.3%	1.2%
Combined ratio	91.3%	103.1%	92.9%	97.9%	93.9%
Operating ratio	80.7%	94.4%	84.0%	89.5%	85.8%

[1]	Estimated.
[2]	The PMA Pool is comprised of Pennsylvania Manufacturers' Association Insurance Company, Manufacturers Alliance Insurance Company and Pennsylvania Manufacturers Indemnity Company.

PMA Capital Corporation
Industry Ratings and Market Information

Transfer Agent and Registrar:	Inquiries:
American Stock Transfer & Trust Company	William E. Hitselberger
Shareholder Relations	Chief Financial Officer
59 Maiden Lane – Plaza Level	610.397.5083
New York, NY 10038	email: bhitselberger@pmacapital.com
www.amstock.com
Investor Relations
Phone Inquiries:	610.397.5298
800.937.5449	email: investorrelations@pmacapital.com

Email Inquiries:	Company Website:
info@amstock.com	www.pmacapital.com

Securities Listing:
The Corporation's Class A Common Stock is listed
on the NASDAQ Stock Market®. It trades under
the stock symbol: PMACA.

Financial Strength Ratings (as of 4/29/2009):

	A.M. Best	Fitch	Moody's
PMA Pool [1]	A- (4th of 16)	BBB+ (8th of 21)	Baa3 (10th of 21)
PMA Capital Insurance Company [2]	C++ (9th of 16)	Not Rated	Not Rated

[1] The PMA Pool is comprised of Pennsylvania Manufacturers' Association Insurance Company, Manufacturers Alliance Insurance Company and Pennsylvania Manufacturers Indemnity Company.

[2]   In November 2003, we announced our decision to withdraw from the reinsurance business previously served by PMA Capital Insurance Company.  The reinsurance business is in run-off.  On April 1, 2008, we announced that we executed a definitive stock purchase agreement to sell our Run-off Operations to Armour Reinsurance Group Limited.  The closing of the sale and transfer of ownership are currently pending approval by the Pennsylvania Insurance Department.